UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Black Nickel Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	000-51721	83-0432182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway
Suite 260
Roswell, Georgia 30076

(Address of principal executive offices and Zip Code)

(678) 353-2190

 (Registrant’s telephone number, including area code)
None.

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2007, Black Nickel Acquisition Corp. II (“we”, “our”, “us” or the “Company”) offered certain registration rights to Paul T. Mannion, Jr., the Company’s President and director, Andrew Reckles, the Company’s Secretary and director, and Robert Prag (collectively the “Founders”), pursuant to the terms and conditions contained in that certain registration rights agreement, a copy of which is attached hereto as Exhibit 10.1 (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, commencing on the date that is thirty (30) days after the date the Company completes a business combination with a private company in a reverse merger or reverse take-over transaction (a “Reverse Merger”), the Founders shall each have a separate one-time right to request the Company to register for resale the shares of common stock, par value $.0001 per share (the “Common Stock”) held by such persons. The Company is required to cause the registration statement filed as a result of such requests to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as promptly as possible after the filing thereof and shall keep the demand registration statement continuously effective under the Securities Act until the earlier of (i) two years after its effective date, (ii) such time as all of the shares of Common Stock covered by such registration statement have been publicly sold by the Founders, or (iii) such time as all of the shares of Common Stock covered by such registration statement may be sold by the Founders pursuant to Rule 144(k). Further, if all of the shares of Common Stock to be included in the registration statement filed cannot be so included due to certain comments from the Securities and Exchange Commission (the “SEC”), and there is not an effective registration statement otherwise covering the shares of Common Stock, then the Company is obligated to prepare and file for such registration statement(s), such number of additional registration statements as may be necessary in order to ensure that all shares of Common Stock are covered by an existing and effective registration statement.

Additionally, the Registration Rights Agreement provides the Founders with “piggyback” registration rights such that at any time there is not an effective registration statement covering the shares of Common Stock, and the Company files a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company is required to send written notice to the Founders of such intended filings at least twenty (20) days prior thereto and is required to automatically include in such registration statement all shares of Common Stock held by the Founders for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any shares of Common Stock in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of shares of Common Stock for the same period as the delay in registering such other securities, (iii) each Founder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Founder is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the shares of Common Stock of the Founders cannot be so included due to certain comments from the SEC, then the Company may reduce the number of each Founders’ shares of Common Stock covered by such registration statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

The Founders shall be entitled to include all shares of Common Stock for resale in the registration statement filed by the Company in connection with a public offering of equity securities by the Company, pursuant to Rule 415, so long as (1) such shares shall not be included as part of the underwritten offering of primary shares by the Company, unless the Company and underwriter agree to allow the inclusion of such shares of Common Stock as part of the underwritten offering and, in such event, the Founders elect to include the shares of Common Stock in the underwriting subject to an allocation among all Founders of registration rights in the manner set forth in the Registration Rights Agreement, (2) the underwriter approves the inclusion of such shares of Common Stock in such registration statement, subject to customary underwriter cutbacks applicable to all Founders of registration rights, (3) the Founders shall enter into the underwriters’ form of lockup agreement as and to the extent requested by the underwriters, which may require that all of the shares of Common Stock held by the Founders not be sold or otherwise transferred without the consent of the underwriters for a period not to exceed 180 days from the closing of the offering contemplated by the registration statement, and (4) if all of the shares of Common Stock of the Founders cannot be so included due to certain comments from the SEC, then the Company may reduce the number of each Founders’ shares of Common Stock covered by such registration statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

The Registration Rights Agreement contains a cut-back provision, whereby, in the event all of the shares of Common Stock held by the Founders cannot be included in a registration statement due to certain comments by the SEC or underwriter cutbacks, then the Company, unless otherwise prohibited by the SEC, shall cause the shares of Common Stock of the Founders to be included in such registration statement to be reduced pro rata based on the number of shares of Common Stock held by all holders of registration rights.

The registration rights afforded to the Founders shall terminate on the earliest date when all shares of Common Stock of the Founders either: (i) have been publicly sold by the Founders pursuant to a registration statement, (ii) have been covered by an effective registration statement which has been effective for an aggregate period of twelve (12) months (whether or not consecutive), or (iii) may be sold by the Founders pursuant to Rule 144(k).

The Registration Rights Agreement provides certain penalties in the event the Company does not file a registration statement pursuant to the terms set forth therein or fails to act in certain other respects prescribed in the Registration Rights Agreement (an “Event”). On the date of an Event and on each monthly anniversary of each such Event (if the Event has not been cured) the Company is required to pay to each Founder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the value of such unregistered Registrable Securities (as defined in the Registration Rights Agreement) as of the date of the Reverse Merger, as determined by the Board of Directors based on the offering price of securities sold by the Company in a securities offering consummated simultaneously with the Reverse Merger or, if no securities offering shall occur, in good faith by the Board of Directors (the “Value”) for any unregistered shares of Common Stock then held by such Founder. The maximum aggregate liquidated damages payable to any Founder by the Company shall be 15% of the Value.

Further, if, within 12 months after closing of a Reverse Merger, registration statements covering all of the shares of Common Stock are not effective, the Founders will each have an option, at any time thereafter, to require the Company to repurchase all of the Founder’s shares of Common Stock for an amount equal to the Value.

Each Founder shall also indemnify the Company, each of its directors, each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against damages arising out of or based upon: (i) such s Founder’s provision of any untrue or alleged untrue statement of a material fact to be contained in any registration statement or prospectus or in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction, or arising out of or relating to any such Founder’s omission or alleged omission of a material fact required to be stated therein or necessary to make the statements contained in such registration statement or prospectus not misleading or (ii) such Founder's violation or alleged violation by the Company of the Securities Act or the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the shares of Common Stock pursuant to a registration statement or (iii) such Founder's violation of the Registration Rights Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2007, Paul T. Mannion, Jr., the President and director of the Company, and Andrew Reckles, the Secretary and director of the Company, each loaned the Company $23,500, and on October 12, 2007, Robert Prag loaned the Company $23,500. The Company received aggregate proceeds equal to $70,500 from the Founders’ loans. The Company issued promissory notes (each a “Note” and together, the “Notes”) to Messrs Mannion, Reckles and Prag, pursuant to which the principal amounts thereunder shall accrue interest at an annual rate of 8.25%, and such principal and all accrued interest shall be due and payable on or before the earlier of (i) the first anniversary of the date of the Note or (ii) the date that the Company (or a wholly owned subsidiary of the Company) completes an offering of securities for gross proceeds exceeding two million dollars ($2,000,000).

Under the Notes, it shall be deemed an “Event of Default” if the Company shall: (i) fail to pay the entire principal amount of the Note when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under the Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings. In the event that an Event of Default has occurred, Mr. Mannion, Mr. Reckles, Mr. Prag or any other holder of the Note may, by notice to the Company, declare the entire Note to be immediately due and payable. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then the entire Note shall automatically become due and payable without any notice or other action by Mr. Mannion, Mr. Reckles and Mr. Prag. Commencing five days after the occurrence of any Event of Default, the interest rate on the Notes shall accrue at the rate of 18% per annum.

Copies of the Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3.

Item 3.02. Unregistered Sales of Equity Securities.

On September 27, 2007, the Company sold 500,000 shares of Common Stock to Edward J. Wegel, the Company’s current Chief Executive Officer, for an aggregate purchase price equal to $5,000. On September 28, 2007, the Company sold 300,000 shares of Common Stock to a new investor for an aggregate purchase price equal to $10,200.  Also on September 28, 2007 and on October 12, 2007, the Company sold 300,000 shares of Common Stock to each of the Founders for aggregate proceeds equal to $4,500.00. On October 5, 2007, the Company sold 300,000 shares of Common Stock to a new investor for an aggregate purchase price equal to $10,200. On October 15, 2007, the Company sold 29,117 shares of Common Stock to a current stockholder for a purchase price equal to $11.65. The Company sold the aggregate of 2,029,117 shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act. As of the date hereof, the Company has 3,544,117 shares of Common Stock issued and outstanding.

The purchasers represented in writing that they acquired the securities for their own accounts. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 9, 2007, the Company’s Board of Directors appointed Edward J. Wegel as its Chief Executive Officer.

Edward J. Wegel. Mr. Wegel currently serves as the Chairman and Chief Executive Officer, prior to which he served as the Chief Restructuring Officer, of Travelogix, Inc., an internet travel company based in Atlanta, Georgia and has served in such capacities since June 2006. Prior to that, from October 2005 until May 2006, he served as Managing Partner of Aviation Capital Partners, an aerospace and aviation consulting firm that he had previously worked at from October 2000 to December 2003. From March 2005 to October 2005, Mr. Wegel served as the President and Chief Executive Officer of SunTrips, Inc., a travel company. From December 2003 to February 2005, he served as SVP-Corporate Development for Mesa Air Group, leading the acquisition of Midway Airlines. Mr. Wegel graduated from the United States Military Academy, West Point in 1980 and received his Masters in Business Administration in Finance from the University of Northern Colorado in 1982.

There are no family relationships among Mr. Wegel and the Company’s current directors and executive officers.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of Mr. Wegel during the past five years.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

4.1	Promissory Note issued by Black Nickel Acquisition Corp. II to Paul T. Mannion, Jr., dated September 28, 2007

4.2	Promissory Note issued by Black Nickel Acquisition Corp. II to Andrew Reckles, dated September 28, 2007

4.3	Promissory Note issued by Black Nickel Acquisition Corp. II to Robert Prag, dated October 12, 2007, 2007

10.1	Registration Rights Agreement, by and among Black Nickel Acquisition Corp. II, Paul T. Mannion, Jr., Andrew Reckles and Robert Prag, dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2007	BLACK NICKEL ACQUISITION CORP. II

	By:	/s/ Paul T. Mannion, Jr.
	Name:	Paul T. Mannion, Jr.
	Title:	President